EXHIBIT 10.1

AMENDED AND RESTATED DEMAND NOTE

$30,000,000.00	March 22, 2018

FOR VALUE RECEIVED, each of the undersigned (each, a "Borrower", and together, the "Borrowers"), hereby promises to pay, on a joint and several basis, to BANK OF AMERICA, N.A. or its assigns (the "Lender"), at its office set forth on the signature page (or at such other place as Lender may designate from time to time), in lawful money of the United States of America and in immediately available funds, the principal amount of $30,000,000.00 or such lesser amount as shall equal the aggregate unpaid principal amount of advances (each a "Loan" and collectively the "Loans") made by the Lender to any Borrower under this Amended and Restated Demand Note (this "Note"), and to pay interest on the unpaid principal amount of the Loans at the rate per annum and on the dates specified below. Each Borrower acknowledges and agrees that Lender has not committed to extend credit to any Borrower and each Loan shall be made at the sole discretion of Lender.
This Note amends and restates, and is given in replacement of, and not in payment of, that certain Demand Note, dated as of February 4, 2008 (the "Existing Note"), given by the Hibbett Sports, Inc., a Delaware corporation (the "Parent Borrower"), in favor of the Lender and is in no way intended, and shall not be deemed or construed, to constitute a novation of the Existing Note.

The obligations of the Borrowers hereunder shall be joint and several in nature regardless of which such Borrower actually receives or received (or receives or received the proceeds of) Loans hereunder or the amount of such Loans received or the manner in which the Lender documents such Loans on its books and records.  Each Borrower's obligations with respect to Loans made to it hereunder, and each such Borrower's obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Loans made to and other obligations owing by the other Borrowers hereunder, shall be primary obligations of each such Borrower.

Each Loan shall bear interest at a rate per annum quoted to the Parent Borrower by the Lender and accepted by the Parent Borrower prior to the making of such Loan (which acceptance shall in any event be deemed to occur upon receipt by the applicable Borrower of the proceeds of any Loan).

Each Loan, and accrued and unpaid interest thereon, shall be due and payable on demand, or if no demand is sooner made, on April 30, 2019. Interest owing on any Loan shall also be payable monthly on the first day of each month, commencing on the first day of the first month after funding of such Loan and then on the first day of each month until payment in full of such Loan. The Lender may, to the extent any payment is not made when due hereunder, charge from time to time against any or all of the Borrowers' accounts with the Lender any amount so due.

Interest shall be computed on the basis of a year of 360 days and the actual days elapsed (including the first day but excluding the last day). Overdue principal and, to the extent permitted by applicable law, interest shall bear interest, payable upon demand, for each day from and including the due date to but excluding the date of actual payment at a rate per annum equal to the sum of 2% plus the rate of interest publicly announced by the Lender from time to time as its prime rate. The Lender's prime rate is a rate set by the Lender based upon various factors including the Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Whenever any payment under this Note is due on a day that is not a day the Lender is open to conduct substantially all of its business, such payment shall be made on the next succeeding day on which the Lender is open to conduct substantially all of its business, and such extension of time shall in such case be included in the computation of the payment of interest.

The date, amount, interest rate, and, if applicable, the date of demand of each Loan, and each payment of principal and interest hereon, shall be recorded by the Lender on its books, which recordations shall, in the absence of manifest error, be conclusive as to such matters; provided, that the failure of the Lender to make any such recordation or any error therein shall not limit or otherwise affect the obligations of any Borrower hereunder.

Each prepayment of a Loan, whether voluntary, by reason of demand, acceleration or otherwise, must be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee as described below. A "prepayment" is a payment of an amount on a date other than April 30, 2019. The prepayment fee shall be in an amount sufficient to compensate the Lender for any loss, cost or expense incurred by it as a result of the prepayment, including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the amount prepaid or from fees payable to terminate the deposits from which such funds were obtained.  The Borrowers shall also pay any customary administrative fees charged by the Lender in connection with the foregoing. For purposes of this paragraph, the Lender shall be deemed to have funded each prepaid amount by a matching deposit or other borrowing in the applicable interbank market, whether or not the amount was in fact so funded.

Notwithstanding anything to the contrary contained herein, if a petition shall be filed by or against any Borrower under any law relating to bankruptcy, reorganization, or insolvency, then the outstanding principal and accrued and unpaid interest on this Note, together with all other amounts payable hereunder, shall become immediately due and payable.

Each Borrower hereby waives presentment, protest, demand, notice of demand, notice of intent to accelerate and any other notice of any kind in connection with this Note.

Each Borrower represents and warrants to Lender that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) the execution, issuance and delivery of this Note and each other document or instrument executed and delivered in connection herewith (i) are within such Borrower's powers, (ii) have been duly authorized, (iii) do not result in the breach of or constitute a default under any indenture, agreement, instrument or undertaking to which such Borrower is a party or by which it or its property may be bound or affected, and (iv) are not in violation of law or regulation or of the terms of such Borrower's organizational papers; (c) this Note and each other document or instrument executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms; (d) the proceeds of the Loans shall be used solely for lawful general corporate purposes; provided, however, that no Borrower shall use any part of the proceeds of any Loan to purchase or carry any margin stock (other than its own stock) within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; (e) the person or persons executing this Note on behalf of such Borrower are duly appointed officers or other representatives of such Borrower with authority to execute and deliver this Note on behalf of such Borrower; (f) no Borrower nor any director, officer, employee, agent, affiliate or representative of any Borrower, is an individual or entity that is, or is owned or controlled by any individual or entity that is (1) currently the subject or target of any Sanction or (2) located, organized or resident in any country or territory to the extent that such country or territory itself is the subject of any Sanction; and (g) such Borrower is not and will not be using "plan assets" (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans. For purposes of this paragraph, (i) the term "Sanction" means any sanction administered or enforced by the United States government (including without limitation, the Office of Foreign Assets Control of the United States Department of the Treasury), the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority; (ii) the term "Benefit Plan" means any of (A) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (B) a "plan" as defined in Section 4975 of the Internal Revenue Code of 1986 or (C) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986) the assets of any such "employee benefit plan" or "plan"; and (iii) the term "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. The request of any Borrower for a Loan and the receipt by such Borrower of the proceeds thereof shall be deemed a representation by each Borrower that as of the date of such request and receipt all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of such request and receipt.

No failure or delay by Lender in exercising, and no course of dealing with respect to, any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies of Lender provided herein shall be cumulative and not exclusive of any other rights or remedies provided by law. If any provision of this Note shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof. Except as set forth herein or therein, no provision of this Note may be modified or waived except by a written instrument signed by the Lender and the Borrowers. Time is of the essence of this Note.

Each Borrower will indemnify, on a joint and several basis, and hold Lender harmless from, on a joint and several basis, any losses, liabilities, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) any inaccurate representation made by any Borrower in this Note, or (b) any breach of any of the warranties or other obligations of any Borrower under this Note. This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel). This indemnity extends to the Lender, its affiliates and the partners, directors, officers, employees, agents and advisors of the Lender and of the Lender's affiliates. This indemnity will survive repayment of the Borrowers' obligations to the Lender under this Note. All sums due to the Lender pursuant to this paragraph shall due and payable upon demand.

This Note shall be binding upon each Borrower and its successors and assigns and inure to the benefit of the Lender and its successors and assigns, provided, however, that no obligations or rights of any Borrower hereunder can be assigned without the prior written consent of the Lender. The Lender may assign to one or more banks or other entities all or any part of, or may grant participations to one or more banks or other entities in or to all or any part of, this Note, any other document or instrument executed or delivered in connection herewith or any Loan or Loans hereunder and its rights or obligations hereunder or thereunder. Each Borrower agrees that the Lender may disclose to any assignee or purchaser, or any prospective assignee or purchaser, any and all information in Lender's possession concerning any Borrower, this Note, any guarantor of this Note and any security for this Note.

The Borrowers, on a joint and several basis, shall pay on demand all costs and expenses (including reasonable attorneys' fees and the allocated costs of internal counsel) incurred by the Lender in connection with the enforcement or attempted enforcement of this Note.

All notices required under this Note shall be in writing and shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the Parent Borrower or the Lender, as the case may be, at its address set forth below, or sent by facsimile to the facsimile number set forth for such party below, or to such other addresses or facsimile numbers as the Lender and the Parent Borrower may specify from time to time in writing. Notices and other communications sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day after deposit with the overnight courier, (c) other methods of hand-delivery (including telegram, lettergram or mailgram) shall be deemed delivered when delivered, and (d) facsimile shall be deemed delivered when transmitted.

As used in this Note and for purposes of Section 7-4-2 of the Official Code of Georgia Annotated, the term "interest" does not include any fees (including, but not limited to, any loan fee, periodic fee, unused commitment fee or waiver fee) or other charges imposed on any Borrower in connection with the indebtedness evidenced by this Note, other than the interest described above. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by any Borrower or received by the Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to the Borrowers). It is the express intent hereof that no Borrower pay and the Lender not receive, directly or indirectly, interest in excess of that which may be lawfully paid under applicable law including the usury laws in force in the State of Georgia.

This Note and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Georgia.

Each Borrower hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court and each state court in the City of Atlanta, Georgia for the purposes of all legal proceedings arising out of or relating to this Note.  Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Service of process by Lender in connection with such action or proceeding shall be binding on such Borrower if sent to the Parent Borrower by registered or certified mail at its address specified below.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

THIS NOTE AND ANY OTHER DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

Each Borrower has caused this Note to be duly executed under seal as of the date first above written.

HIBBETT SPORTS, INC.
By:	/s/ Jeffry O Rosenthal
Name:	Jeffry O Rosenthal
Title:	CEO

HIBBETT SPORTING GOODS, INC.
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

HIBBETT WHOLESALE, INC.
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

HIBBETT TEAM SALES, INC.
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

HIBBETT DIGITAL MANAGEMENT, LLC
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

GIFT CARD SERVICES, LLC
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

HIBBETT HOLDINGS, LLC
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	VP

ACKNOWLEDGED AND AGREED
 AS OF THE DATE FIRST WRITTEN ABOVE:

BANK OF AMERICA, N.A.

By:             /s/ David B Jackson
Name:  David B Jackson
Title:          Senior Vice President

END OF EXHIBIT 10.1